SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) : MARCH 4, 1999


                    USA GROUP SECONDARY MARKET SERVICES, INC.
               (Exact name of Registrant as Specified in Charter)

  DELAWARE                       333-63081                       35-1872185
  --------                       ---------                       ----------
(State or Other                (Commission                      (IRS Employer
Jurisdiction of                File Number)                  Identification No.)
Incorporation)



            30 SOUTH MERDIAN STREET, INDIANAPOLIS, INDIANA 46204-3503
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (317) 951-5640


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.

In connection with the offering of SMS Student Loan Trust 1999-A Floating Rate Asset Backed Notes, Class A-1 and Class A-2 (the "Senior Notes") pursuant to a Prospectus dated March 1, 1999 and a Prospectus Supplement dated March 4, 1999, Stroock & Stroock & Lavan LLP has prepared a tax opinion attached hereto as
Exhibit 8.1

The Senior Notes will be issued pursuant to an Indenture (the "Indenture"), dated as of February 1, 1999, between the SMS Student Loan Trust 1999-A and Bankers Trust Company, as indenture trustee.

Capitalized terms not defined herein have the meanings assigned in the Indenture.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.

                  8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to federal tax matters

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    USA GROUP SECONDARY MARKET
                                    SERVICES, INC. as originator of the Trust

                                                                (Registrant)


                                     By: /S/ CHERYL E. WATSON
                                        --------------------------
                                        Name:  Cheryl E. Watson
                                        Title: Senior Vice President

Date:  March 10, 1999

                                  EXHIBIT INDEX


Exhibit Number                         Description

      8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to federal tax matters